                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): May 30, 2007


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

   NORTH CAROLINA                  0-24626                       56-1886527
   (State or other             (Commission File                 (IRS Employer
   jurisdiction of                 Number)                   Identification No.)
   incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
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      On May 30, 2007, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that on May 29, 2007, the Board of Directors declared the 2007 second quarter dividend of $0.05 per share. The dividend is payable on or about July 17, 2007, to stockholders of record as of July 2, 2007.

      The full text of the Company's press release dated May 30, 2007, issued in connection with the announcement, is attached as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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      (d)   Exhibits

            Number      Description
            ------      -----------

            99.1        Press Release dated May 30, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COOPERATIVE BANKSHARES, INC.


                               /s/ Todd L. Sammons
                               ------------------------------------------
                               Todd L. Sammons
                               Senior Vice President and Chief Financial Officer

Date:  May 30, 2007